Income Taxes	12 Months Ended
Aug. 29, 2013
Income Tax Disclosure [Abstract]
Income Taxes
Income Taxes

For the year ended	2013	2012	2011
Income (loss) before taxes, net income attributable to noncontrolling interests and equity in net income (loss) of equity method investees:
U.S.	$446	$(1,028)	$257
Foreign	839	274	294
	$1,285	$(754)	$551
Income tax (provision) benefit:
Current:
U.S. federal	$—	$14	$—
Foreign	(17)	(22)	(89)
State	—	—	(1)
	(17)	(8)	(90)
Deferred:
U.S. federal	—	—	—
Foreign	9	25	(113)
	9	25	(113)
Income tax (provision) benefit	$(8)	$17	$(203)

Income tax (provision) benefit computed using the U.S. federal statutory rate reconciled to income tax (provision) benefit was as follows:

For the year ended	2013	2012	2011
U.S. federal income tax (provision) benefit at statutory rate	$(450)	$264	$(193)
Change in valuation allowance	(370)	(373)	103
Transaction costs to acquire Elpida	(38)	—	—
Gain on acquisition of Elpida	520	—	—
Foreign operations	282	104	(119)
Tax credits	36	2	17
State taxes, net of federal benefit	6	9	(5)
Debt repurchase premium	—	—	(20)
Other	6	11	14
Income tax (provision) benefit	$(8)	$17	$(203)

Deferred income taxes reflect the net tax effects of temporary differences between the bases of assets and liabilities for financial reporting and income tax purposes.  Deferred tax assets and liabilities consist of the following as of the end of the periods shown below:

As of	2013	2012
Deferred tax assets:
Net operating loss and credit carryforwards	$4,048	$1,733
Property, plant and equipment	373	16
Accrued salaries, wages and benefits	107	99
Deferred income	39	39
Other	138	92
Gross deferred tax assets	4,705	1,979
Less valuation allowance	(3,215)	(1,522)
Deferred tax assets, net of valuation allowance	1,490	457

Deferred tax liabilities:
Debt discount	(294)	(182)
Unremitted earnings on certain subsidiaries	(126)	(111)
Product and process technology	(74)	(61)
Other	(14)	(38)
Deferred tax liabilities	(508)	(392)

Net deferred tax assets	$982	$65

Reported as:
Current deferred tax assets (included in other current assets)	$123	$19
Noncurrent deferred tax assets	861	47
Current deferred tax liabilities (included in accounts payable and accrued expenses)	(2)	—
Noncurrent deferred tax liabilities (included in other noncurrent liabilities)	—	(1)
Net deferred tax assets	$982	$65

The valuation allowance is based on our assessment that it is more likely than not that certain deferred tax assets will not be realized. We have a valuation allowance against substantially all U.S. net deferred tax assets as well as $1.5 billion related to our foreign subsidiaries. Elpida represents $912 million of the net deferred tax assets.

As of August 29, 2013, our federal and state net operating loss carryforwards were $4.2 billion and $2.2 billion, respectively.  If not utilized our federal and state net operating loss carryforwards will expire at various dates through 2033.  As of August 29, 2013, our federal and state tax credit carryforwards were $238 million and $203 million, respectively.  If not utilized our federal and state tax credit carryforwards will expire at various dates through 2033.

As of August 29, 2013, our foreign net operating loss carryforwards were $7.0 billion, of which $5.9 billion pertains to Elpida. Our foreign net operating loss carryforwards will expire at various dates through 2023. We have placed a valuation allowance against $4.7 billion of these foreign net operating loss carryforwards, of which $3.8 billion pertains to Elpida.  This partial valuation allowance against foreign net operating loss carryforwards, which is primarily attributable to Elpida, results from our current projections of taxable income, being more likely than not, insufficient to utilize the full amount of the net operating loss deferred tax assets.

We have approximately $67 million of net tax benefits related to excess stock compensation benefits, which are not recorded as deferred tax assets.  These excess stock compensation benefits will be credited to additional paid-in capital when recognized. We use the "with and without" method, as described in ASC 740, for purposes of determining when excess tax benefits have been realized.

The changes in valuation allowance of $1,693 million and $315 million in 2013 and 2012, respectively, are primarily due to uncertainties of realizing certain U.S. and foreign net operating losses and certain tax credit carryforwards. Elpida represents $1,292 million of the change in the valuation allowance during 2013.

Provision has been made for deferred taxes on undistributed earnings of non-U.S. subsidiaries to the extent that dividend payments from such companies are expected to result in additional tax liability.  Remaining undistributed earnings of $1.8 billion as of August 29, 2013 have been indefinitely reinvested; therefore, no provision has been made for taxes due upon remittance of these earnings.  Determination of the amount of unrecognized deferred tax liability on these unremitted earnings is not practicable.

Below is a reconciliation of the beginning and ending amount of unrecognized tax benefits:

For the year ended	2013	2012	2011
Beginning unrecognized tax benefits	$77	$121	$88
Settlements with tax authorities	(8)	(29)	(2)
Decreases related to tax positions from prior years	—	(14)	(3)
Foreign currency translation increases (decreases) to tax positions	4	(9)	6
Increases related to tax positions taken during current year	4	6	28
Increases related to tax positions from prior years	—	2	4
Unrecognized tax benefits acquired in current year	1	—	—
Ending unrecognized tax benefits	$78	$77	$121

Included in the unrecognized tax benefits balance as of August 29, 2013, August 30, 2012 and September 1, 2011 were $63 million, $66 million and $113 million, respectively, of unrecognized income tax benefits, which if recognized, would affect our effective tax rate.  We recognize interest and penalties related to income tax matters within income tax expense. As of August 29, 2013, August 30, 2012 and September 1, 2011, accrued interest and penalties related to uncertain tax positions was $16 million, $12 million and $16 million, respectively.

We are unable to reasonably estimate possible increases or decreases in uncertain tax positions that may occur within the next 12 months due to the uncertainty of the timing of the resolution and/or closure on audits.  However, we do not anticipate any such change would be significant.

We currently operate in several tax jurisdictions where we have arrangements that allow us to compute our tax provision at rates below the local statutory rates that expire in whole or in part at various dates through 2026.  These arrangements benefitted our tax provision in 2013, 2012 and 2011 by $141 million ($0.13 per diluted share), $52 million ($0.05 per diluted share) and $72 million ($0.07 per diluted share), respectively.

We and our subsidiaries file income tax returns with the U.S. federal government, various U.S. states and various foreign jurisdictions throughout the world.  Our federal and state tax returns remain open to examination for 2009 through 2013.  In addition, tax years open to examination in multiple foreign taxing jurisdictions range from 2005 to 2013.  We are currently under examination in various taxing jurisdictions in which we conduct business operations. We believe that adequate amounts of taxes and related interest and penalties have been provided for, and any adjustments as a result of the examinations are not expected to materially adversely affect our business, results of operations or financial condition.